Public Lender Presentation
May 14, 2013
.
By accepting this Lender Presentation, the recipient agrees to use any information contained herein in accordance with its compliance policies, contractual obligations, applicable law, including federal, state and foreign securities laws, the provisions of Section I of the Notice to and Undertaking by Recipients that has been posted to the Intralinks site established in connection with the financing transactions described herein, and any applicable confidentiality agreement by which such recipient is bound.
Exhibit 99.1

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward looking statements, which reflect the
Company’s current views of future events and financial performance, involve known and unknown risks and uncertainties that may cause the Company’s actual results to be materially different from planned or expected results.  Those risks and uncertainties include, but are not limited to, the success of our transformation, the impact of changes designed to transform our business, competition and promotional activities, changes in merchandise styles and trends, changes in store traffic trends, maintaining an appropriate mix and level of inventory, the implementation of our new store layout, the availability of internal and external sources of liquidity, our failure to attract, retain, and motivate our employees, the reduction and restructuring of our workforce, the impact of cost reduction initiatives, a systems failure and/or security breach that results in the theft, transfer, or unauthorized disclosure of customer, employee, or Company information, disruptions in our information technology systems or website, changes in our credit ratings, our failure to source and deliver merchandise in a timely and cost-effective manner, changes in our arrangements with our suppliers and vendors, restrictions under our revolving credit facility, potential asset impairment charges, risks associated with importing merchandise from foreign countries, economic and political conditions that impact consumer confidence and spending, the impact of holiday spending patterns and weather conditions, changes in federal, state, or local laws and regulations, legal and regulatory proceedings, significant changes in discount rates, actual investment return on pension assets and other factors related to our qualified pension plan, the influence of our largest stockholders, the volatility of our stock price and our ability to use net operating loss carryforwards to offset future taxable income for U.S. federal income tax purposes. Please refer to the Company’s most recent 10-K and subsequent filings for a further discussion of risks and uncertainties.  We do not undertake to update these forward-looking statements as of any future date. This information may not be republished or otherwise distributed without the prior written consent of J.C. Penney
Company, Inc.

Special Notice Regarding Public Information

The Company has represented that the information contained in this lender presentation is either publicly available or does not constitute material non-public information concerning the Company, its subsidiaries, affiliates or its or their respective securities (“MNPI”).  The recipient of this lender presentation has stated that it does not wish to receive MNPI and acknowledges that pursuant to confidentiality agreements, other lenders have received a lender presentation that contains additional information concerning the Company, its subsidiaries, affiliates or its or their respective securities that may be MNPI.  Neither the Company nor the arranger takes any responsibility for the recipient's decision to limit the scope of the information it has obtained in connection with its evaluation of the Company and the facility.
Notwithstanding the recipient's desire to abstain from receiving MNPI and the Company’s representation that there is no such MNPI in this lender presentation, the recipient acknowledges that (1) pursuant to confidentiality agreements, certain of the individuals listed as contacts in this lender presentation may be in receipt of MNPI or otherwise have access to information that is provided to lenders or potential lenders who desire to receive MNPI and that if the recipient chooses to communicate with any such individuals the recipient assumes the risk of receiving MNPI, (2)
information obtained as a result of becoming a lender may include such MNPI, and (3) it has developed compliance procedures regarding the use of MNPI and that it will handle such MNPI in accordance with applicable law, including federal and state securities laws.

Concerning the Arrangers

Each of Goldman Sachs Bank USA ("Goldman Sachs"), Barclays Bank PLC, J.P. Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (collectively, the "Arrangers"), together with its affiliates, is a full service financial institution engaged in various activities,  which may include loan and securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities.  Each Arranger and/or one of its affiliates may have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company and/or its affiliates.
In the ordinary course of its various business activities, each Arranger and/or its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve assets, securities and/or instruments of the
Company and/or its affiliates. Each Arranger and/or its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. The proceeds of the Facility may be used, in part, to repay existing debt of the Company, including existing debt owed to one or more of the Arrangers and/or one or more of their respective affiliates.
Each Arranger and/or one or more of its affiliates may provide loans under the Facility for their own accounts and such loans may comprise, individually or in the aggregate, a substantial portion of the Facility.  Certain of such affiliates may commit, subject to certain terms and conditions, to provide such loans prior to commencement of the syndication of the Facility, at a price and on terms agreed between such affiliates and the Company.
In connection with the Facility, the Company will pay certain fees, including commitment fees, to the
Arrangers, as well as fees or discounts payable or given to each Arranger and/or certain of its affiliates in consideration for their respective commitments to provide loans, which commitments were made to the
Company in advance of the commencement of the general syndication of the Facility.

Management Presenters Myron E. (Mike) Ullman, III Chief Executive Officer Ken Hannah Chief Financial Officer Michael D. Porter Treasurer Kristin Hays SVP Investor Relations and Communications - 4 -

Agenda I. Transaction Overview II. Company Overview III. Key Investment Highlights IV. Financial Overview V. Syndication Overview VI. Conclusion / Q&A - 5 -

I. Transaction Overview

Executive Summary
J.C. Penney Company, Inc. (the “Company”) is a leading department store retailer that conducts business through its 1,104 stores
1
in 49 states and Puerto Rico, and its
website, jcp.com
Fiscal year 2012 total net sales of $13 billion
Company leadership is focused on stabilizing the business and developing strategies and initiatives that will best position J.C. Penney for the future:
Strengthening financial position, prudently managing expenses and capital expenditures
Rebuilding customer excitement and loyalty with marketing and promotions designed to reconnect with our core customers
Driving customer traffic and conversion through occasions and compelling assortment of national and private brands
The Company is raising a $1,750 million Senior Secured Term Loan Facility to fund ongoing working capital requirements and other general corporate purposes, and to amend, acquire or satisfy and discharge the Company’s outstanding 7.125% Debentures due 2023
Guaranteed by all material subsidiaries of J.C. Penney and secured by substantially all tangible and intangible assets of the Company, including real estate collateral
Secured by $4.2 billion of hard collateral (2.4x coverage) and will be structurally senior to
$2.6 billion of unsecured debt and $3.9 billion of equity value²

1
Reflects store count as of the most recent 10-K.  Current store count is 1,102 stores as two leased stores have closed since February 2, 2013.
2
Assumes satisfaction and discharge of $254 million of 7.125% debentures due 2023 and market capitalization as of May 10, 2013.

Sources & Uses | Pro Forma Capitalization
($ in millions)
Includes premium associated with satisfaction and discharge of $254 million 7.125% debentures due 2023.
$1,750 million Senior Secured Term Loan
Sources Amount % Total Uses Amount % Total
Senior Secured Term Loan $ 1,750 100.0 % Cash to Balance Sheet $ 1,301 74%
Address 2023 Debentures 254 15%
Fees and OID
1
194 11%
Total Sources $ 1,750 100.0 % Total Uses $ 1,750 100.0%
Pro Forma Capitalization
Debt Capitalization Rate Maturity Q1 2013 PF
Cash and Cash Equivalents $ 821 $ 1,301 $ 2,122
ABL Revolver ($1.85 billion) P + 200 Apr-16 850 850
New Secured Term Loan TBD May-18 - 1,750 1,750
Capital Leases 100 100
Total Secured Debt $ 950 $ 2,700
6.875% Medium-Term Notes due 2015 6.88 % Oct-15 200 200
7.650% Debentures due 2016 7.65 % Aug-16 200 200
7.950% Debentures due 2017 7.95 % Apr-17 285 285
5.750% Senior Notes due 2018 5.75 % Feb-18 300 300
5.650% Senior Notes due 2020 5.65 % Jun-20 400 400
7.125% Debentures due 2023 7.13 % Nov-23 254 (254) -
6.900% Notes due 2026 6.90 % Aug-26 2 2
6.375% Senior Notes due 2036 6.38 % Oct-36 400 400
7.400% Debentures due 2037 7.40 % Apr-37 326 326
7.625% Notes due 2097 7.63 % Mar-97 500 500
Total Debt $ 3,818 $ 5,313
Market Capitalization as of May 10, 2013 3,894 $ 3,894
Total Capitalization $ 7,712 $ 9,207
1

J.C. Penney Pro Forma Organizational Chart
J.C. Penney Company, Inc.
(Holdings)
Term Loan Guarantor
ABL Guarantor
JCP
Real Estate
Holdings, Inc.
Term Loan Guarantor
ABL Guarantor
J.C. Penney
Purchasing
Corporation
Term Loan Guarantor
ABL Guarantor
Immaterial
Subsidiaries
New $1.75 billion Senior
Secured Term Loan
Guarantee for New $1.75
billion Term Loan and
$1.85 billion ABL
Guarantees and Stock
Pledges for New $1.75 billion
Senior Secured Term Loan
Extant $2.61 billion Bonds
Extant $1.85 billion ABL
J.C. Penney
Properties, Inc.
Term Loan Guarantor
ABL Guarantor
J.C. Penney Corporation, Inc.
(OpCo)
Term Loan Borrower
ABL Borrower
Note:  Assumes $254 million 7.125% debentures due 2023 are satisfied and discharged.

Real Estate Collateral Overview
JCP Real Estate
Holdings, Inc.
Term Loan Guarantor
ABL Guarantor
Extant $1.85 billion
ABL and $2.61
billion Bonds
New $1.75 billion
Senior Secured
Term Loan
Guarantees and Stock
Pledges for New $1.75 billion
Senior Secured Term Loan
J.C. Penney Properties, Inc.
Term Loan Guarantor
ABL Guarantor
J.C. Penney Corporation, Inc.
(OpCo)
Term Loan Borrower
ABL Borrower
Bond Issuer
Stores at J.C. Penney Corporation, Inc.
Ownership Count Appraised Value
Owned 72 $708
Ground-Leased 31 266
Total 103 $974
Stores at J.C. Penney Properties, Inc
Ownership Count Appraised Value
Owned 234 $1,929
Ground-Leased 89 395
Total 323 $2,324
Note: Chart above demonstrates entities with material properties and excludes other material and immaterial subs. Includes de minimis properties with fair market values below $2 million.  Excludes 3 properties in JCP Puerto Rico.  Pro forma for satisfaction and discharge of $254 million 7.125% debentures due 2023. The number of perfected mortgages and the corresponding appraised value is subject to change based on continuing diligence and title review of real estate portfolio.
Store and distribution center count as of the most recent 10-K; 1,102 stores currently open as two leased stores have closed since February 2, 2013.
Appraised values based on reports provided by Cushman & Wakefield dated May 10, 2013.
Home office owned by J.C. Penney Corporation, Inc.
Mortgaged Properties at JCP Corp: 37 stores
with appraised value of $322 million
J.C. Penney’s real estate portfolio consists of 306 owned stores, 123 ground leased stores, 675 leased stores, 15 distribution centers (6 leased, 9 owned), the home office and affiliated land in Plano, TX and miscellaneous other real estate
assets¹
Cushman & Wakefield performed appraisals that concluded $3.3 billion of total appraised value for the owned and ground leased stores and $762 million of total appraised value for the owned distribution centers and the home office
Term loan will have perfected mortgages on approximately 327 properties with appraised value of $3.2 billion
J.C. Penney Owned and Ground Leased Real Estate Overview ($ in millions)
Mortgaged Properties at JCP Properties:
280 with appraised value of $2,225 million
Distribution Centers and Home Office
Ownership Count Appraised Value
Owned 10 $762
Mortgaged Properties:  All distribution centers
and home office (except for certain land) with
appraised value of $698 million
1
2
3
2
2
2
3

Owned and ground leased properties that are included as collateral are comprised of approximately 379 sites (including stores, distribution centers and home office) with an appraised value of $3.3 billion and estimated dark value of $1.7 billion
Of these 379 sites, approximately 52 owned and ground leased stores with fair market value of less than $2 million are not required to be mortgaged
Although there will not be leasehold mortgages, there is expected to be meaningful value associated with some of the leases
Appraisals on leased stores are still being completed
On average, the ground leased properties have a remaining lease term (including all extension options) of 51 years and the leased properties have a remaining lease term (including all extension options) of 22 years
J.C. Penney Real Estate Portfolio
Note: The number of perfected mortgages and the corresponding appraised value is subject to change based on continuing diligence and title review of real estate portfolio.
Real Estate Collateral Overview
Store Lit Appraised Dark Appraised
Category Count SF Value Value
Stores by Ownership
Owned 306 40,372,552 $2,641,805,000 $1,520,270,000
Ground Leased 123 15,425,653 680,342,000 297,431,000
Leased 673 55,262,593 - -
Total Stores 1,102 111,060,798 $ 3,322,147,000 $ 1,817,701,000
Properties by Mall Grade (Owned and Ground Leased Only)
A 105 16,641,652 $1,424,042,000 $913,826,000
B 148 20,971,787 1,140,390,000 589,895,000
C/D 44 5,531,785 168,470,000 52,560,000
Not Rated or Non-Mall 132 12,652,981 589,245,000 261,420,000
Other
1
10 16,995,286 762,400,000 385,300,000
Total Owned and Ground Leased Properties 439 72,793,491 $ 4,084,547,000 $ 2,203,001,000
1
Mall grades based on Green Street Advisors Mall Database. Appraised values based on reports provided by Cushman & Wakefield dated May 10, 2013.
Includes distribution centers, home office and affiliated land.

II. Company Overview

Enterprise Sales
Stores: $11.3bn FY 2012 Sales jcp.com: $1.0bn FY 2012 Sales
Services/Other:
$639mm FY 2012 Sales
FY 2012 Actual:  $13.0bn
Multi-channel retailer with compelling assortment of private and national brands
Company Overview

Stabilization Underway
CEO with proven track record in turnarounds, strong vendor relationships and understanding of industry and organization returns
Generous liquidity from ABL and new Term Loan allows time to address issues
Return to promotional pricing strategy
Home rollout and associated capital expenditures nearing completion
Inspirational in-store presentation on enhanced merchandise assortment
2013 Focus
Develop strategic business plan to guide execution
Deliver effective marketing and promotion to increase core customer visits and spend
Refine merchandising strategy to focus on private label, national brands and attractions
Profitable Growth Plan Being Developed

J.C. Penney's Established Position with the Consumer

Founded more than a century ago by James Cash Penney, J.C. Penney has a long heritage as a leading U.S. department store brand
Nearly half the families in America shop at J.C. Penney each year, which includes a large, loyal customer base
Broad geographic footprint of 1,104 stores in 49 states and Puerto Rico provides easy access to consumers
Compelling assortment of sought after national brands, including Levi’s , Nike , Izod ,
Carter’s and Vanity Fair
Well established, trusted private brands that are valued by core customers, including
The Original Arizona Jean Co. , St. John’s Bay , Worthington , Stafford , a.n.a. and
Xersion™
Exclusive “attractions” that bring excitement and aspiration to the shopping experience, including Sephora inside JCP, Liz Claiborne , Joe Fresh™, Happy Chic by
Jonathan Adler, MNG by Mango and Aldo’s Call it Spring
Store base as of most recent 10-K consisted of 306 owned, 123 ground leased and 675 leased properties.  Current store base consists of 1,102 stores as two leased stores have closed since February 2, 2013.
1
1

Market and message to the customer on key shopping occasions emphasizing key brands and attractions
Clearly communicate the style/quality and price offered as a compelling customer proposition
Offer compelling promotions that drive traffic to stores and .com as well as build “spend” and basket size
Capitalize on being the value/price leader of the anchors in 650 malls and comparable to off-mall competition
Focus promotional “spend” for peak shopping periods
Create a sense of urgency on the top 26 shopping occasions
Engage national brand partners to participate and share in promoting JCP as having headquarters assortments
Become preferred destination based on presentations, ownership and shopping experience

Re-Connecting with the Customer

Compelling assortment of merchandise
with visual clarity and respectful service
Balance of best of “national brands,”
“private brands” and
“attractions/exclusives”
In stock on best of seasonal fashion and
basic merchandise
Fashion authority for moderate customer
lifestyle within their family budget
In-stock for sought after basic items
Focus on having their size
“Findmore” connection of assortments in
stores and .com availability
Re-Launch of St. John’s Bay casual
sportswear - $1 billion+ private brand
Dropped in 2012 – customers extremely
vocal in their disappointment
Focus on Merchandise Breadth and Depth

An Exciting Destination for Customers

Visual clarity without clutter has been recognized and valued by customers
505 new Home stores to launch June 6th
New attractions differentiate from Kohl’s and mass merchants
8 million square feet transformed in 2012, 10 million under construction in 2013
Compelling new presentations of Sephora, Liz Claiborne, MNG by Mango, Arizona, Levi’s, etc.
Suppliers very supportive of forward-looking merchandise and differentiation
New presentations by national suppliers are meeting their increased expectations

Restoring “customer value proposition”
Act based on consumer “insights” and preferences
Communicate brands, offers on key occasions – a compelling
“call to action”
Become the leader in associate engagement
Strengthen the leadership team – capitalize on experience and new talent
Build bench strength and succession in key roles
Buy and sell merchandise on a profitable basis – capitalize on
P&A strengths
Assume strong financial foundation and improve balance sheet
Adhere to strong ROIC disciplines
Winning with
CUSTOMERS
Winning with
ASSOCIATES
Winning with
STAKEHOLDERS
An Energetic Path to Profitable Growth

III. Key Investment Highlights

Key Investment Highlights - 21 - Positioned for Improving Profitability Significant Collateral Coverage Strengthened Liquidity Position

Positioned for Improving Profitability
Return to promotional strategy, which has historically delivered consistent gross margins
Re-introduction of historically strong private label brands such as St. John’s Bay
Initial sales of new attractions have been positive
Majority of store capital expenditures expected to be completed in 1H 2013

Merchandising strategy refocuses on core customer
Significant capital invested into existing store base
SG&A reductions increase operating leverage
CEO with proven track record in turnarounds, strong vendor relationships and understanding of industry and organization returns

First lien on high quality, desirable real estate assets
Second lien on high value inventory and receivable collateral
Structurally senior to $2.6 billion unsecured bonds with respect to large majority of assets³
Additional collateral available includes value of under-market leases, trademarks
(including J.C. Penney, Liz Claiborne, St. John’s Bay and Arizona), liquid short-term investments and miscellaneous other assets
$3.9 billion of equity value behind debt complex
Significant Collateral and Enterprise Value Coverage
($ in millions)
1
Residual value of ABL collateral calculated as 80% of book value of inventory less letters of credit outstanding and ABL borrowings as of May 4, 2013.
2
Excludes values of non-mortgaged properties at J.C. Penney Corporation and all leased properties.
3
Assumes satisfaction and discharge of $254 million 7.125% debentures due 2023 and market capitalization of $3.9 billion as of May 10, 2013.
Appraised Value of
Real Estate Collateral
2
Residual Value of
ABL Collateral
1
Hard Collateral New Term Loan Enterprise Value
3
$4,248
$1,750
$7,085

Strengthened Liquidity Position
Pro forma liquidity of $2.7 billion
No near-term debt maturities
Fully-funded pension obligations with no required cash contributions
Normalized capital expenditures upon completion of Spring 2013 attractions
Increased working capital balances ahead of Home launch

Summary of Pro Forma Liquidity ($ in millions)
Balance Sheet Cash $821
ABL  Availability 531
Proposed Senior Secured Term Loan 1,301
Total Liquidity $2,653
Calculated as $1,850 million assumed borrowing base less $469 million letters of credit and $850 million ABL borrowings as of May 4, 2013.
Senior Secured Term Loan shown net of estimated fees, original issue discount, and cost to satisfy and discharge $254 million 7.125% debentures due 2023.
1
2
1
2

IV. Financial Overview

Financial Overview
Sales
Focus on core customer with proven marketing and promotion to stabilize traffic and increase conversion
Gross Margin
Return to more consistent and historical levels by re-positioning the business to center on a more traditional promotional strategy
SG&A
Lower run rate driven by actions already taken provides operating leverage
Capital Expenditures
Return to normalized levels after Home launch

Summary of Historical Financial Performance
($ in millions)

Summary of Historical Financial Performance
($ in millions)
FY ‘09 FY ‘10 FY ‘11 FY ‘12
Sales $ 17,556 $ 17,759 $ 17,260 $ 12,985
Comps
(6.3)% 2.5% 0.2% (25.2)%
Gross Margin %
39.4% 39.2% 36.0% 31.3%
SG&A
$ 5,410 $ 5,358 $ 5,109 $ 4,506
Adj. EBITDAP
$ 1,497 $ 1,579 $ 1,311 $(306)
% of Sales
8.5% 8.9% 7.6% (2.4)%
Capex
$ 600 $ 499 $ 634 $ 810
% of Sales
3.4% 2.8% 3.7% 6.2%
Note:  Adjusted EBITDAP defined as: net income before interest, income taxes, depreciation and amortization, less qualified pension expense, restructuring expense, aged inventory reserves, impairments and book gains from real estate transactions.  Please refer to page 36 for a reconciliation of Net Income to Adjusted EBITDAP.

Gross Margin Review

FY ‘11 Gross Margin 36.0%
Everyday selling margin impact
2.4%
Clearance mix impact
(3.2)%
Clearance selling margin impact
(1.4)%
Markdowns and reserves
(0.7)%
Lower cost concessions
(0.5)%
Other
(1.4)%
FY ’12 Gross Margin 31.3%
Quarterly Gross Margin FY ‘09 – FY ‘12
Pricing strategy had significant
impact on clearance mix
Increased from 14% of sales in
FY ’11 to 22% in FY ‘12
With corresponding negative effect
from decrease in everyday
Decreased from 86% of sales in
FY ‘11 to 78% in FY ‘12

SG&A Savings
($ in millions)

FY ’11 SG&A
$ 5,109
Salaries and benefits
(386)
Advertising
(106)
Private label credit card
(95)
Catalog outlet stores and specialty websites
(71)
Information technology
25
Miscellaneous items
30
FY ’12 SG&A
$ 4,506
SG&A expenses declined $603 million to $4,506 million as a result of cost savings initiatives and actions taken in 2012

V. Syndication Overview

Indicative Summary of Terms
Senior Secured Term Loan
Borrower J.C. Penney Corporation
Guarantors
J.C. Penney Company, Inc. (“Holdings”) and all material subsidiaries of J.C. Penney Corporation
Security
1   lien on substantially all tangible and intangible assets (except for ABL collateral) of the Borrower and the Guarantors, including fee owned and ground leasehold interests in real property, intellectual property, machinery, equipment and equity interests in and intercompany debt owed by all subsidiaries of the Borrower
2    priority lien on ABL collateral
Use of Proceeds
Liquidity, working capital needs and to finance the satisfaction / discharge of $254 million 7.125% debentures due 2023
Size
$1.75 billion
Tenor
5 years
Amortization 1.00% per annum
Ratings
(Moody’s / S&P / Fitch)
Corporate: TBD / CCC+ / B-
Tranche: TBD / B / BB-
Indicative Pricing
L+TBD (TBD LIBOR floor)
Call Protection
102 / 101 / par
Mandatory Prepayments Asset Sales, Insurance Proceeds and Excess Cash Flow sweep with step downs TBD
Financial Covenants None
Negative Covenants
Standard and customary, including, but not limited to: incurrence of additional debt, asset sales, liens, restricted payments, investments, mergers and acquisitions, transactions with affiliates nd
st

Transaction Timetable
Week of Day Key Event
May 13
Tue May 14 Lender Meeting
Thu May 16 1 Quarter Earnings Announcement (post-market close)
May 20
Tue May 21 Commitments Due
Wed May 22 Allocate Term Loan
Wed May 22 Expected Closing and Funding
Bank Holiday Key Syndication Date
May 2013
S M T W T F S
1 2 3 4
5 6 7 8 9 10 11
12 13 14 15 16 17 18
19 20 21 22 23 24 25
26 27 28 29 30 31
st

VI. Conclusion and Q&A

Supplemental Materials

Real Estate Appraisal Methodology
Valuation  Methodology
For owned properties and properties with ground leases with terms > 30 years, Cushman employed a direct capitalization approach
For ground leased properties with remaining terms of less than 30 years, Cushman employed a discounted cash flow approach
Asset quality, mall location and quality, local market conditions and the length of the remaining lease term were used to determine capitalization rates and discount rates
Market rent was determined by analyzing rent comparables and by looking at rent to sales and total occupancy cost ratios based on projected sales levels. Higher ranked stores were considered more productive assets and were afforded a higher rent to sales ratio
Dark Value Estimates
The dark valuation methodology accounts for deductions for rent loss, expenses borne by the landlord during lease-up, tenant improvements and leasing commissions
Wider cap rates (100 – 200bps) were used to account for the higher risk associated with stores assumed to be vacant and to afford entrepreneurial profit for investors

Adjusted EBITDAP Reconciliation
($ in millions)
FY ‘09 FY ‘10 FY ‘11 FY ‘12
Net Income (Continuing Operations) $ 249 $ 378 $(152) $(985)
Income Tax 154 203 (77) (551)
Interest 260 231 227 226
D&A 495 511 518 543
Primary Pension 298 221 87 315
EBITDAP Subtotal $ 1,456 $ 1,544 $ 603 $(452)
Impairments (Real Estate & Other) 42 3 58 86
Restructuring 0 32 451 298
Gross Margin and Inventory 0 0 207 155
Other (Real Estate & Other) (1) 0 (8) 4
Gain on Sale of Non-Core Real Estate (397)
Adjusted EBITDAP $ 1,497 $ 1,579 $ 1,311 $(306)

Authorization Letter
May 13, 2013
Goldman Sachs Bank USA
Barclays Bank PLC
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
Ladies and Gentlemen:
We refer to the proposed $1,750,000,000 Term Loan Facility (the "Facility") for J.C. Penney Corporation, Inc. (the "Company") that you are arranging at our request, and the Lender Presentation forwarded herewith (the "Lender Presentation").  We have reviewed or participated in preparing the Lender Presentation and the information contained therein.
Yours sincerely,
J.C. Penney Corporation, Inc.

The Company has reviewed the information contained in the Lender Presentation and represents and warrants to you that the information contained in the
Lender Presentation (other than financial projections and information of a general economic or general industry nature, but including the information contained in the public filings referenced therein) is, when taken as a whole, complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading. Any management projections or forward-looking statements included in the Lender Presentation are based on assumptions and estimates prepared by management of the Company in good faith and management believes such assumptions and estimates to be reasonable as of the date of the Lender Presentation.  Whether or not such projections or forward looking statements, which by their nature are subject to significant uncertainties and contingencies, are in fact achieved will depend upon future events many of which are not within the control of the Company.
Accordingly, actual results may vary from the projections and such variations may be material.  The projections included in the Lender Presentation should not be regarded as a representation or warranty by the Company or its management that the projected results will be achieved.
The Company represents and warrants that the information contained in the Lender Presentation is either publicly available information (or at the time of the
Lender Presentation will be publicly available information) or not material information (although it may be sensitive and proprietary) with respect to the Company, its subsidiaries, affiliates or their respective securities for purposes of United States federal and state securities laws.
We request that you distribute the Lender Presentation to such financial institutions as you may deem appropriate to include in the Facility.  We agree that we will rely on, and that you are authorized to rely on, the undertakings, acknowledgments and agreements contained in the Notice to and Undertaking by Recipients accompanying the Lender Presentation or otherwise acknowledged by recipients of the Lender Presentation.  This letter is delivered solely to you in your collective capacities as arrangers of the Facility, and each lender or prospective lender under the Facility shall be entitled to rely only on the representations and warranties contained in any executed agreements relating to the Facility.